EXHIBIT 10.5

                                 FIRST AMENDMENT

                       REVISED HOME OFFICE PENSION PLAN OF
                               LEVI STRAUSS & CO.
                               ------------------


         WHEREAS, LEVI STRAUSS & CO. (the "Company") maintains the Revised Home Office Pension Plan of Levi Strauss & Co. (the "HOPP"); and

         WHEREAS, pursuant to Section 17.1 of the HOPP, the Board of Directors of the Company is authorized to amend the HOPP at any time and for any reason; and

         WHEREAS, the Job Creation and Worker Assistance Act of 2002 ("JCWAA") provides temporary funding relief for plan years beginning in calendar years 2002 and 2003; and

         WHEREAS, the Company desires to take immediate advantage of the temporary funding relief granted under the JCWAA effective as of June 1, 2002; and

         WHEREAS, in order to take immediate advantage of the temporary funding relief granted under the JCWAA effective as of June 1, 2002, the Company desires to amend the HOPP, effective as of May 31, 2002, by changing the Plan Year from the annual period corresponding to the Company's fiscal year for federal income tax purposes to the twelve-consecutive month period beginning June 1 and ending the following May 31; and

         WHEREAS, by resolutions duly adopted on June 22, 2000, the Board of Directors of the Company authorized Philip A. Marineau, President and Chief Executive Officer, to take certain actions with respect to the HOPP and to further delegate to certain officers of the Company the authority to take certain actions with respect to the HOPP; and

         WHEREAS, on June 22, 2000, Philip A. Marineau delegated to any Senior Vice President, Human Resources, including Fred D. Paulenich, Senior Vice President of Worldwide Human Resources, the authority to take certain actions with respect to the HOPP and such delegation has not been amended, rescinded or superseded as of the date hereof; and

         WHEREAS, the amendment herein is within the delegated authority of Fred
D. Paulenich; and

         NOW THEREFORE, effective as of May 31, 2002, the HOPP is hereby amended as follows:

1.       Section 2.16 is hereby amended in its entirety to read as follows:

                  "2.16 "Compensation" means,  effective  December  1,  1997,  a
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         Member's wages within the meaning of section 3401(a) of  the  Code (for purposes of income tax withholding at the source, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed) paid during a Fiscal Year by the Company for services rendered while an Eligible Employee and a Member during that Fiscal Year, including salary, wages, fees, commissions, bonuses and incentive compensation (except as excluded under subparagraph (b)(iv) or (b)(v), below), and overtime pay.

                           (a) In addition to the foregoing, "Compensation" shall also include:

                                    (i) Effective as of  December 1,  1997,  any
                  elective deferrals, as defined in section 402(g)(3) of the Code, contributed to any plan maintained by the

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                  Company, any amount that is contributed  or  deferred  by  the
                  Company at the Election of the Employee and which is not includible in the gross income of the Employee by reason of section 125 of the Code, or effective for Fiscal Years beginning on or after January 1, 2001, any amount that is contributed or deferred by the Company at the election of the Employee and which is not includible in gross income of the Employee by reason of section 132(f)(4) of the Code;

                                    (ii) Back pay for the Fiscal Year  in  which
                  the back pay is made and the amount to  be  included  will  be limited to the amount attributable to that Plan Year, regardless of mitigation of damages; and

                                    (iii) In the case of a Member who is working
                  abroad or who is working for a foreign subsidiary of the Company, but continues to be paid from the home office payroll of the Company, the amount that would have been paid to the Member had he or she been on a domestic payroll of the Company, as determined by the Administrative Committee.

                           (b) Except as provided under paragraph (a), above, "Compensation" shall not include:

                                    (i) Amounts paid or contributed to any group
                  insurance plan or other employee benefit plan established or maintained by the Company or an Affiliated Company, including, but not limited to, contributions to a nonqualified deferred compensation plan and any matching contribution made under the Company's Capital Accumulation Plan;

                                    (ii) Fringe  benefits,  including,  but  not
                  limited to, Company-paid parking, Company-provided car allowances, and the flexible perk allowances provided to certain Members, which may be used by the Member for financial counseling or planning, tax preparation or advice, excess medical expenses, physical examinations, additional life insurance, disability insurance, accidental death and dismemberment insurance or liability insurance, business lunch club dues or legal expenses;

                                    (iii)   Relocation expenses;

                                    (iv) Ordinary   income   recognized  by  the
                  Employee related to the exercise of any right granted under a stock option plan maintained by the Company or an Affiliated Company;

                                    (v)     Compensation  paid  by  the  Company
                  or an Affiliated Company as a nonrecurring or special bonus, or tax reimbursement or award;

                                    (vi)    Payments    under    the   Company's
                  Long-Term Performance Plan, Long-Term Incentive Plan, and Leadership Shares Plan;

                                    (vii)   Severance payments or pay in lieu of
                  notice;

                                    (viii)  Payments    under    the   Company's
                  Long-Term Disability Plan; or

                                    (ix) The amount of income  recognized  by  a
                  Member who receives Company paid life insurance in excess of fifty thousand dollars ($50,000.00) and such other amounts the Administrative Committee determines to be imputed income under the Code.

                  For Plan Years beginning on or after January 1, 1989, and before January 1, 1994, the Compensation of each Member for any Fiscal Year shall not exceed two-hundred thousand dollars ($200,000.00), as adjusted in accordance with section 401(a)(17) of the Code. For Plan Years beginning on or after January 1, 1994 and before January 1, 2002, the Compensation of

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         each Member for any Fiscal Year  shall  not  exceed  one-hundred  fifty thousand dollars ($150,000.00), as adjusted in accordance with section 401(a)(17) of the Code. For Plan Years beginning on or after January 1, 2002, the Compensation of each Member for any Fiscal Year shall not exceed two-hundred thousand dollars ($200,000.00) or any successor limitation under section 401(a)(17) of the Code, as adjusted for the cost-of-living in accordance with section 401(a)(17); provided that effective for Plan Years beginning on or after June 1, 2002, the annual compensation limit under section 401(a)(17) of the Code applies to Compensation for each Fiscal Year based on the annual compensation limit in effect for the respective calendar year in which each Fiscal Year begins.

                  For Plan Years beginning before January 1, 1997, in determining the Compensation of a Member, the family aggregation rules of section 414(q)(6) of the Code shall apply, except that in applying such rules, the term "family" will include only the spouse of the Member and any lineal descendants of the Member who have not reached age nineteen (19) before the close of the Plan Year. If as a result of the application of such rules the applicable Code section 401(a)(17) limitation is exceeded, such limitation will be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section 2.16 prior to the application of the family aggregation rules.

                  Notwithstanding   the   foregoing,   a  Member's  Compensation
         effective before December 1, 1997 shall be determined in accordance with the provisions of the Prior Plan.

         A Member's Compensation will be determined by the Administrative Committee and such determination will be conclusive and binding on all persons."

2.       Section 2.31 is amended in its entirety to read as follows:

                  "2.31 'Final Average Compensation' means  a  Member's  highest
                        ----------------------------
         average annual Compensation for the five (5) consecutive Fiscal Years out of the ten (10) consecutive Fiscal Years immediately preceding the Member's Retirement Date or, if earlier, the date such Member terminates Service. For purposes of determining a Member's five (5) consecutive Fiscal Years, any Fiscal Year in which a Member (1) does not receive a full Year of Benefit Service, and (2) is not an Employee as of the last working day of such Fiscal Year, shall be disregarded, including for purposes of determining such Member's consecutive Fiscal Years. If the Member has been employed with the Company or an Affiliated Company as of his or her Retirement Date or termination of Service, as applicable, for less than ten (10) consecutive Fiscal Years, such Member's Final Average Compensation will be computed based on the consecutive Fiscal Years (not in excess of five (5) Fiscal Years), subject to the limitation described above, in which his or her average annual Compensation was highest.

                  In the event a Member's "Final Average Compensation," as computed under the preceding paragraph, would equal zero dollars ($0.00), then such Member's "Final Average Compensation" means twelve
         (12) times his or her highest average monthly Compensation for the sixty (60) consecutive months out of the ten (10) consecutive Fiscal Years immediately preceding the Member's Retirement Date or, if earlier, the date such Member terminates Service. For purposes of determining a Member's sixty (60) consecutive months, any month in which he or she does not receive one-twelfth (1/12) of a Year of Benefit Service shall be disregarded, including for purposes of determining such Member's consecutive months. If the Member has been employed with the Company or an Affiliated Company as of his or her Retirement Date or termination of Service, as applicable, for less than ten (10) consecutive Fiscal Years, such Member's Final Average Compensation will be computed based on the consecutive months (not

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         in excess of sixty (60) months), subject to  the  limitation  described above, in which his or her average monthly Compensation was highest."

3.       A new Section 2.31.1 is hereby added to read as follows:

                  "2.31.1 'Fiscal Year' means the annual period corresponding to
                          -------------
         LS&CO.'s corporate tax year for Federal income tax purposes, which ends on the last Sunday of each November."

4.       Section 2.33 is hereby amended in its entirety to read as follows:

                  "2.33 'High-3 Year Average Compensation'  means  the  Member's
                        ----------------------------------
         average annual 'compensation' from the Company or an Affiliated Company for the three (3) consecutive Limitation Years during which his or her compensation was highest. If the Member has been employed with the Company or an Affiliated Company for less than three (3) consecutive Limitation Years, the term 'High-3 Average Compensation' means the Member's average annual compensation for the actual number of consecutive Limitation Years during which his or her compensation was highest.

                  For purposes of this Section 2.33, 'compensation' means the amount for a Plan Year or Limitation Year, as appropriate, which would have been shown in Box 1 of IRS Form W-2, plus the following amount, which was excluded from Box 1 of IRS Form W-2 effective for Plan Years and Limitation Years beginning on or after January 1, 1998, any elective deferrals, as defined in section 402(g)(3) of the Code, contributed to any plan maintained by the Company or an Affiliated Company, and any amount that is contributed or deferred by the Company or an Affiliated Company at the election of the Employee and is not includible in the gross income of the Employee by reason of section 125 of the Code; and effective for Plan Years and Limitation Years beginning on or after January 1, 2001, any amount that is contributed or deferred by the Company or an Affiliated Company at the election of the Employee and which is not includible in the gross income of the Employee by reason of section 132(f)(4) of the Code."

5. Subparagraph (a)(ii) of Section 2.34 is hereby amended in its entirety to read as follows:

                           "(ii) For the preceding Plan Year received 'compensation,' as defined in Section 2.33, from the Company or an Affiliated Company in excess of eighty thousand dollars ($80,000.00), as adjusted from time to time under the Code; provided that (A) the look-back year calculation for the short Plan Year beginning November 26, 2001 and ending May 31, 2002 is made on the basis of the twelve
         (12)-month period preceding such short Plan Year, and (B) the look-back year calculation for the Plan Year beginning June 1, 2002 shall be made by multiplying the applicable dollar amount described in this subparagraph (b)(ii) by a fraction: the numerator of which is six (6) and the denominator of which is twelve (12)."

6.       A new Section 2.42.1 is hereby added to read as follows:

                  "2.42.1  'Limitation Year' means the Fiscal Year."
                            ---------------

7.       Section 2.45 is hereby amended in its entirety to read as follows:

                  "2.45    'Membership Date' means June 1 and December 1 of each
                            ---------------
         Fiscal Year.'


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8.       Section 2.65 is hereby amended in its entirety to read as follows:

                  "2.58 'Plan Year' means the Fiscal Year, except that effective
                        -----------
         as of May 31, 2002, 'Plan Year' shall mean the twelve (12)-consecutive month period beginning on June 1 and ending on the following May 31."

9. Paragraph (a) of Section 12.1 is hereby amended in its entirety to read as follows:

                           "(a) The ninety thousand dollar ($90,000.00) or any successor limitation (one-hundred sixty thousand dollars ($160,000.00) effective for Limitation Years ending after December 31, 2001) in effect under section 415(b)(1)(A) of the Code, as adjusted from time to time under section 415(d) of the Code (the 'Defined Benefit Dollar Limitation'); or"

10. Subparagraph (e)(i) of Section 12.2 is hereby amended in its entirety to read as follows:

                           "(i) The retirement benefits payable to such Member under the Plan and under all other defined benefit plans (regardless of whether terminated) ever maintained by the Company or an Affiliated
         Company do not exceed one thousand dollars ($1,000.00) multiplied by the Member's Years of Service (including fractional years), by taking in account a maximum of ten (10) Years of Service, for the Limitation Year or any prior Limitation Year, and"

11. Paragraph (b) of Section 12.3 is hereby amended in its entirety to read as follows:

                           "(b) This Subsection 12.3(b) shall apply for Limitation Years beginning before January 1, 2000. If the Company or an Affiliated Company maintains, or at any time maintained, one or more qualified defined contribution plans covering any Member, a welfare benefit fund, as defined in section 419(e) of the Code, an individual medical account, as defined in section 415(l)(2) of the Code, or a simplified employee pension, as defined in section 408(k) of the Code, the sum of the Member's "defined benefit fraction," as defined in section 415(e)(2) of the Code, and "defined contribution fraction," as defined in section 415(e)(3) of the Code, will not exceed one (1) in any Limitation Year. If the sum of the Member's defined benefit fraction and defined contribution fraction exceed one (1), the Member's Retirement Benefit payable under this Plan will be reduced to the extent necessary to prevent such combined fraction from exceeding one
         (1) before any annual additions to the defined contribution plan maintained by the Company or an Affiliated Company are reduced."

12.      Current   paragraphs   (a)   through   (g)  of   Section  19.2 (and any
         cross-references thereto) are hereby re-designated as paragraphs (b) through (h).

13. Re-designated paragraph (b) of Section 19.2 is hereby amended in its entirety to read as follows:

                           "(b) For purposes of calculating a single sum payment made during the period beginning November 30, 1998 and ending May 31, 2002, under Section 9.5, the interest rate used during a Plan Year will equal the rate of interest on 30-year U.S. Treasury securities as in effect in the October preceding the Plan Year in which such distribution is to commence; except that, for purposes of calculating a single sum payment made on or after November 29, 1999 pursuant to the Enhanced Early Retirement Program For Employees Laid Off as a Result of LS&CO.'s Shift From Manufacturing, as incorporated into the Plan by reference under Sections 5.3 and 6.3, the interest rate used during a Plan Year will equal whichever of the rate described in subparagraph
         (i) or (ii), below, that produces the greater single sum benefit:"


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14.      Section 19.2 is hereby amended by adding a new paragraph (a) to read as follows:

                           "(a) For purposes of calculating a single sum payment made on or after June 1, 2002, under Section 9.5, the interest rate used during a calendar year will equal the rate of interest on 30-year U.S. Treasury securities as in effect in the October preceding the calendar year in which such distribution is to commence; except that, for purposes of calculating a single sum payment with an Annuity Starting Date occurring between June 1, 2002 through May 31, 2003, such single sum payment shall be calculated by using the applicable interest rate determined as of the date described in this paragraph (a) or paragraph (b) below (determined as though the Plan Year remained the Fiscal Year), whichever results in a larger single sum benefit."

15. Paragraphs (b) and (c) of Section 20.1 are hereby amended in their entirety to read as follows:

                           "(a) 'Annual  Compensation'  means  compensation,  as
                                ----------------------
         defined in Section 2.33, received during a Limitation Year, as limited by section 401(a)(17) of the Code.

                           (b) 'Average Annual Compensation' means  the  average
                               -----------------------------
         rate of Annual Compensation in effect for a Member during the five (5) consecutive Limitation Years in which the Member's Annual Compensation is the greatest, excluding Plan Years ending before January 1, 1984, and Plan Years for which the Plan was not deemed to be a Top Heavy Plan."

                                      * * *

         IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed this ______ day of ________________________, 2002.


                         LEVI STRAUSS & CO.


                         By:  _______________________________________________
                              Fred D. Paulenich
                              Senior Vice President of Worldwide Human Resources